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                                                                      Exhibit 23
                                                                      ----------

                           PriceWaterhouseCoopers LLP
                             One South Market Square
                            Harrisburg, PA 17101-9916
                            Telephone (717) 231-5900
                            Facsimile (717) 232-5672



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-92512 and No. 333-85655) and Form S-3 (No. 333-38032) of Susquehanna Bancshares, Inc. of our report dated January 23, 2001, relating to the consolidated financial statements, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

March 23, 2001